                                                                    EXHIBIT 10.2

                                GATX CORPORATION
                     2004 EQUITY INCENTIVE COMPENSATION PLAN
                           PERFORMANCE SHARE AGREEMENT

         THIS AGREEMENT, entered into as of March 8, 2007, by and between the Participant and GATX Corporation (the "Company");

         WHEREAS, the Company maintains the GATX Corporation 2004 Equity Incentive Compensation Plan (the "Plan"), which is incorporated into and forms a part of this Agreement, and the Participant has been selected by the Compensation Committee of the Board of Directors of the Company which has been charged with the responsibility of administering the Plan (the "Committee") to receive Performance Shares under the Plan;

         NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, as follows:

1. Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

         The "Participant" is FirstName MiddleInitial LastName.

         The "Grant Date" is March 8, 2007.

         The "Performance Period" is January 1, 2007 to December 31, 2009.

         The number of Performance Shares granted under this Agreement is NumberofShares. Such number of Performance Shares is sometimes referred to in this Agreement as the "Target Grant."

         Other terms used in this Agreement are defined in paragraph 13 or elsewhere in this Agreement or in the Plan.

2. Grant. The Participant is hereby granted the number of Performance Shares set forth in paragraph 1, subject to the terms of the Plan and this Agreement.

3.       Vesting, Transfer and Forfeiture

         (a) Subject to the terms hereof, if, for each of the three years during the Performance Period, the Company's Total Gross Income Less Total Ownership Costs (as reported on the Company's audited income statement for each year during the Performance Period) is greater than $430,000,000 (the "Threshold Goal"), then, following the Committee's certification that the Threshold Goal has been achieved, the Participant shall be entitled to the number of shares set forth in the 2007 resolution of the Committee providing for the grant of this award (the "Unadjusted Award Amount"). However, if the Threshold Goal is not achieved for the Performance Period, the Unadjusted Award Amount shall be zero.

         (b) After the end of the Performance Period, the Committee shall determine the number of the Participant's Performance Shares that have been earned for the Performance Period in accordance with the schedule in Exhibit 1, weighted by the percentages set forth in the column captioned "Weight" on Exhibit 2, and calculated in the manner set forth on Exhibit 2 (provided that the determination under this paragraph (b) shall be subject to paragraph 8). The Unadjusted Award Amount shall be reduced to the number of Performance Shares determined to be earned in accordance with the foregoing provisions of this paragraph (b), and any unearned portion of the Unadjusted Award Amount or Performance Shares shall be forfeited. In no event shall the shares earned by the Participant exceed the Unadjusted Award Amount.

         (c) As soon as practicable after the Committee has made the determination of the number of the earned shares under paragraph
               (a) and (b) above, that number of shares of common stock of the company ("Shares") shall be transferred to the Participant.

         (d) Notwithstanding the foregoing provisions of this paragraph 3, the Participant's Performance Shares shall be determined and exchanged for Shares and the Participant shall be vested therein, and become owner thereof free and clear of all restrictions otherwise imposed by this Agreement, as follows:

               (i) If the Participant's employment is involuntarily terminated by the Company other than for Cause, not less than eighteen
                     (18) months following the beginning of the Performance Period but on or prior to the end of the Performance Period, he or she will be entitled to a pro rata portion of his or her Performance Shares hereunder equal in number to the product of the number of Performance Shares to which the Participant would otherwise be entitled in accordance with the foregoing provisions of this paragraph 3, multiplied by a fraction (not greater than one), the numerator of which is the number of full and fractional months the Participant is employed by the Company or its Subsidiaries during the period beginning on the date of commencement of the Performance Period, and ending on the Date of Termination and the denominator of which is 36, the number of months in the Performance Period. The Performance Shares to which the Participant is entitled pursuant to this subparagraph (i) shall be distributed to the Participant free and clear of all restrictions as soon as practical following the determinations described in paragraphs (a) and (b) above.

               (ii) If the Participant's Date of Termination occurs by reason of the Participant's death, Retirement or Disability prior to the end of the Performance Period, the Participant will be entitled to distribution of a pro rata portion of his or her Performance Shares free and clear of all restrictions promptly following the end of the Performance Period, equal




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
                     in number to the product of the number of Performance Shares to which the Participant would otherwise be entitled in accordance with the foregoing provisions of this paragraph 3, multiplied by a fraction (not greater than one), the numerator of which is the number of full and fractional months during the period beginning on the date of commencement of the Performance Period and ending on the date of the Participant's death, Retirement or Disability and the denominator of which is 36, the number of months in the Performance Period. If a Participant's Date of Termination occurs by reason of the Participant's death, Retirement or Disability, as described in the first sentence of this subparagraph (ii), the Committee may, in its sole discretion, increase the number of Performance Shares to which the Participant is entitled, but in no event will the Participant be entitled to a distribution that is greater than what would have been distributable if no Date of Termination had occurred.

               (iii) If a Change in Control described in paragraphs 5.2(a),
                     (b), (c) or (d) of the Plan occurs on or before the Participant's Date of Termination and before the end of the Performance Period, the number of shares of common stock to which the Participant is entitled shall be calculated as if the Company had achieved 100% performance against goals, and shall be distributed to the Participant free and clear of all restrictions as soon as practicable following the Change in Control, and the Participant shall have no further rights under this Agreement.

               (iv) If a Change in Control described in paragraph 5.2(e) of the Plan occurs with respect to a Participant as described therein relating to certain transactions involving a subsidiary or business segment, then as soon as practicable following the Change in Control, the Participant shall receive a distribution, free and clear of all restrictions, of the following number of shares of common stock, determined on the assumption that the Company achieved both one hundred percent (100%) performance against goal as follows:

                     (A) If the Change in Control occurs during the first year of the Performance Period, the Participant shall be entitled to receive Shares equal in number to one-third (1/3) of his or her Performance Shares.

                     (B) If the Change in Control occurs during the second year of the Performance Period, the Participant shall be entitled to receive Shares equal in number to two-thirds (2/3) of his or her Performance Shares.

                     (C) If a Change in Control occurs during the third year of the Performance Period, such Participant shall be entitled to receive



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
                          Shares equal in number to the total of all of his or her Performance Shares.

                     Following a distribution in accordance with this paragraph
                     (iv), the Participant shall have no further rights under this Agreement.

         (e) Subject to paragraph (d) above, if the Participant's Date of Termination occurs prior to the end of the Performance Period, the Participant shall forfeit all shares and rights under this Agreement.

         (f) The Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered until the shares have been distributed to the Participant free and clear of all restrictions.

4. Voting Rights and Dividends. Notwithstanding anything to the contrary, the Participant shall not be entitled to vote his or her Performance Shares until such shares have been distributed.

         Unless a Participant's Date of Termination shall have previously occurred, on each dividend payment date during the Performance Period, the Participant's account shall be credited with dividend equivalents equal to the product of (x) the number of the Participant's Performance Shares and (y) the dividend declared on a single Share with respect to the immediately preceding dividend record date. A Participant shall be entitled to a distribution of an amount equal to the dividend equivalents credited to his or her account if and when he or she is entitled to distribution of such shares. The dividend equivalents attributable to forfeited Performance Shares shall likewise be forfeited.

5. Withholding. The grant, vesting and distribution of benefits under this Agreement are subject to withholding of all applicable taxes. Subject to such rules and limitations as may be established by the Committee from time to time, the Participant may satisfy his or her withholding obligations through the surrender of shares of common stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that, except as otherwise provided by the Committee, such shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

6. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any rights of the Participant or benefits distributable to the Participant under this Agreement have not been exercised or distributed, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be distributed to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. If a deceased Participant



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         fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If the Designated Beneficiary survives the Participant but dies before the exercise of all rights or the complete distribution of benefits under this Agreement, then any remaining rights and any remaining benefit distribution shall be exercisable by or distributed to the legal representative of the estate of the Designated Beneficiary.

7. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement shall be final and binding on all persons.

8. Modification of Goals. In determining the extent to which the Performance Goals (but not the Threshold Goal) have been achieved, the Committee may include or exclude items or events that impact the final results, positively or negatively, as it deems appropriate.

9. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the Director, Compensation of the Company; and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

10. Not An Employment Contract. The grant of Performance Shares hereunder will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

11. Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, to the attention of the Director, Compensation at the Company's principal executive office.

12. Amendment. This Agreement may be amended in accordance with the provisions of the Plan, and may otherwise be amended by written agreement of the parties.

13. Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following:



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
         3-Year Average Return on Equity. The term "3-Year Average Return on Equity" shall mean the sum of normalized (per the consolidated budget) net income divided by average equity excluding changes in accumulated other comprehensive income from equity for each year in the Performance Period divided by 3.

         3-Year Cumulative Investment Volume. The term "3-Year Cumulative Investment Volume" shall mean the sum of consolidated cumulative GAAP basis portfolio investments and capital additions as reported on the company's audited balance sheet for each year in the Performance Period.

         Cause. The term "Cause" shall mean (i) the willful and continued failure of the Participant to perform the Participant's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct in the course of his or her discharge of duties for the Company. For purposes of this provision, no act or failure to act, on the part of the Participant, shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief, that the Participant's action or omission was in the best interests of the Company.

         Change in Control. The term "Change in Control" shall have the meaning ascribed to it in Section 5 of the Plan.

         Date of Termination. The term "Date of Termination" means the first day occurring on or after the Grant Date on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Subsidiary approved by the Participant's employer.

         Designated Beneficiary. The beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require.

         Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a "Disability" during the period in which the Participant is considered to be "disabled" as that term is defined in the Company's long term disability plan.

         Performance Goals. The term "Performance Goals" shall mean 3-Year Average Return On Equity and 3-Year Cumulative Investment Volume established by the Committee for the Performance Period as set forth in
         Exhibit 1.

         Retirement. "Retirement" of the Participant means retirement on a "Retirement Date," as that term is defined in the GATX Corporation Non-Contributory Pension Plan for Salaried Employees (the "Pension Plan"); provided that if the Participant is not a



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

         participant in the Pension Plan, the Retirement Date shall be the date of retirement determined by the Committee.


         IN WITNESS WHEREOF, the Participant has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

Participant:  ____________________

GATX Corporation

By: Brian Kenney



Its:   Chairman, President and CEO



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                                                                       Exhibit 1


                PERFORMANCE GOALS, WEIGHTS AND % OF TARGET EARNED
                         2007 -- 2009 PERFORMANCE PERIOD

--------------------------------------------------------------------------------
      3-YEAR AVERAGE ROE (1)
           (50% WEIGHT)                         % OF TARGET GRANT EARNED
--------------------------------------------------------------------------------
           11% or less                                    0.0%
--------------------------------------------------------------------------------
               12%                                       25.0%
--------------------------------------------------------------------------------
               13%                                       47.5%
--------------------------------------------------------------------------------
               14%                                       70.0%
--------------------------------------------------------------------------------
               15%                                      100.0%
--------------------------------------------------------------------------------
               16%                                      110.0%
--------------------------------------------------------------------------------
               17%                                      150.0%
--------------------------------------------------------------------------------
          17.5% or more                                 200.0%
--------------------------------------------------------------------------------

         Interpolated for actual performance between levels shown

(1) 3-Year Average Return on Equity is defined as the sum of normalized (per the consolidated budget) net income divided by average equity excluding changes in accumulated other comprehensive income from equity for each year in the Performance Period divided by 3



--------------------------------------------------------------------------------
      3-YEAR CUMULATIVE INVESTMENT
               VOLUME (2)
              (50% WEIGHT)                      % OF TARGET GRANT EARNED
--------------------------------------------------------------------------------
       $1.5 billion or less                                 0%
--------------------------------------------------------------------------------
          $1.65 billion                                    25%
--------------------------------------------------------------------------------
          $1.80 billion                                    50%
--------------------------------------------------------------------------------
          $1.95 billion                                    75%
--------------------------------------------------------------------------------
          $2.10 billion                                   100%
--------------------------------------------------------------------------------
          $2.30 billion                                   125%
--------------------------------------------------------------------------------
          $2.50 billion                                   150%
--------------------------------------------------------------------------------
      $2.70 billion or more                               200%
--------------------------------------------------------------------------------

(2) 3-Year Cumulative Investment Volume is defined as the sum of consolidated cumulative GAAP basis portfolio investments and capital additions as externally reported for each year in the Performance Period

In determining the extent to which the Performance Goals (but not the Threshold
Goal) have been achieved, the Compensation Committee, in its sole discretion, may include or exclude items or events that impact the final results, positively or negatively. However, in no event will the award exceed the Unadjusted Award Amount.

                                                                       Exhibit 2


                 SAMPLE CALCULATION OF PERFORMANCE SHARES EARNED

--------------------------------------------------------------------------------
         NUMBER OF PERFORMANCE SHARES GRANTED:                1,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       WEIGHTED
 PERFORMANCE                    TARGET       ASSUMED       PAYOUT       PAYOUT
     GOAL            WEIGHT      GOAL        ACTUAL      PERCENTAGE   PERCENTAGE
--------------------------------------------------------------------------------

3-Year Average ROE    50%        15%           14%            70%        35.0%

3-Year Cumulative
Investment Volume     50%   $2.1 billion   $2.5 billion      150%        75.0%
--------------------------------------------------------------------------------

TOTAL WEIGHTED PAYOUT                                                   110.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE SHARES EARNED
--------------------------------------------------------------------------------
Shares                           Weighted              Total Performance
Granted                           Payout                 Shares Earned
--------------------------------------------------------------------------------
1,000 x                           110.0%                   = 1,100
--------------------------------------------------------------------------------